SUB-ITEM 77Q1(a)


                                AMENDMENT NO. 11
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


         This Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group ("Amendment") amends, effective as of December 11, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Agreement").

         Whereas, under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute the Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by the Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 11, 2001.


                                                /s/ Robert H. Graham
                                                ------------------------------
                                                Name:  Robert H. Graham
                                                Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 11
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP



                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

AIM Balanced Fund                                  AIM New Technology Fund
-----------------                                  -----------------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares
Institutional Class Shares
                                                   AIM Select Equity Fund
AIM Basic Balanced Fund                            ----------------------
---------------------
                                                   Class A Shares
Class A Shares                                     Class B Shares
Class B Shares                                     Class C Shares
Class C Shares
                                                   AIM Small Cap Equity Fund
AIM European Small Company Fund                    -------------------------
-------------------------------
                                                   Class A Shares
Class A Shares                                     Class B Shares
Class B Shares                                     Class C Shares
Class C Shares
                                                   AIM Value Fund
AIM Global Utilities Fund                          --------------
-------------------------
                                                   Class A Shares
Class A Shares                                     Class B Shares
Class B Shares                                     Class C Shares
Class C Shares                                     Institutional Class Shares

AIM International Emerging Growth Fund
--------------------------------------             AIM Value II Fund
                                                   -----------------
Class A Shares
Class B Shares                                     Class A Shares
Class C Shares                                     Class B Shares
                                                   Class C Shares
AIM Mid Cap Basic Value Fund
----------------------------                       AIM Worldwide Spectrum Fund
                                                   ---------------------------
Class A Shares
Class B Shares                                     Class A Shares
Class C Shares                                     Class B Shares
                                                   Class C Shares"


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